UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                 Date of Event Requiring Report: August 29, 2000




                            CYBERAMERICA CORPORATION
             (Exact Name of Registrant as Specified on its Charter)


          I-9418                                         87-0509512
     -----------------                           ------------------------
  (Commission File Number)                  (IRS Employer Identification Number)


                                     NEVADA
 -------------------------------------------------------------------------------
         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
  -----------------------------------------------------------------------------
                    (Address of Principal Executive Offices)




                                 (801) 575-8073
              (Registrant's Telephone Number, Including Area Code)









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ITEM 4.           Changes in Registrant's Certifying Accountant

On August 29, 2000, CyberAmerica Corporation ("the Company") retained Mantyla McReynolds of Salt Lake City ("Mantyla"), to be the principal accountant engaged to audit the Company's financial statements. This change replaces the firm of Crouch, Bierwolf & Chisholm of Salt Lake City ("CBC") who was dismissed on August 29, 2000 as the Company's principal accountant and auditor. The Company had a good relationship with CBC, but determined that it needed the services of a larger firm. Accordingly, the Company's Board of Directors approved the change in a resolution dated August 25, 2000.

The audit reports of CBC on the Company's financial statements for the fiscal years ending December 31, 1998 and December 31, 1999 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports included an explanatory paragraph for a going concern uncertainty.

In connection with the audits of the fiscal years ending December 31, 1998, December 31, 1999 and the subsequent interim periods through June 30, 2000, and up to August 29th, the date of CBC's termination, the Company had no disagreements with CBC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused CBC to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal years ending December 31, 1998, December 31, 1999 and the subsequent interim period through June 30, 2000, through August 29, 2000, the date of termination, and prior to such appointment, the Company did not consult with Mantyla regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Mantyla in respect to these matters during that time.

The Company provided Mantyla with a copy of this report prior to filing it with the SEC. The Company requested that Mantyla furnish the Company with an engagement letter to the SEC stating whether Mantyla agrees with the above statements. A copy of that engagement letter dated August 25, 2000 is filed as
Exhibit 16(i) to this Form 8-K/A.

The Company also supplied CBC with a copy of this report prior to its filing with the SEC. The Company requested CBC to supply it with a letter regarding whether CBC agrees with statements contained herein. A copy of that request to CBC dated August 29, 2000 is filed as Exhibit 16 (ii) to this Form 8-K/A.

ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

EXHIBIT      PAGE
NO.          NO.       DESCRIPTION

16(i)        *        Engagement letter from Mantyla McReynolds dated August 25,
                      2000  relating   to  its  retention  as  the  Registrant's
                      independent auditors.

16(ii)       *        Letter to Crouch, Bierwolf and Chisholm, containing notice
                      of  its  termination  as   auditor  for  the  Company  and
                      requesting a letter confirming that there are no material disagreements with the Company


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16(iv)      *        Letter  from  Crouch, Bierwolf and Chisholm stating that it has reviewed the revised disclosures in the Form 8-K/A and has no objection to the statements made within it.



Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2000


                                    CyberAmerica Corporation



                                    By: /s/Richard D. Surber
                                       ----------------------
                                       Richard D. Surber, President




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